UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2006

(Date of report; date of earliest event reported)

Commission file number: 1-3754

GMAC LLC

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

GMAC LLC (“GMAC”) entered into an Underwriting Agreement, dated as of December 12, 2006 (the “Underwriting Agreement”), by and among GMAC, Banc of America Securities LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which GMAC has agreed to sell to the Underwriters $1,000,000,000 aggregate principal amount of Senior Unsecured Notes due December 15, 2011. A copy of the Underwriting Agreement and the form of Senior Unsecured Note are attached as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Underwriting Agreement

99.2	Form of Senior Unsecured Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC
(Registrant)

Dated: December 15, 2006	/s/ SANJIV KHATTRI
Sanjiv Khattri
Executive Vice President and
Chief Financial Officer

Dated: December 15, 2006	/s/ LINDA K. ZUKAUCKAS
Linda K. Zukauckas
Vice President and Controller